IDEX Mutual Funds
IDEX T. Rowe Price Tax-Efficient Growth

Supplement dated July 7, 2003 to Prospectus dated March 1, 2003, as previously supplemented March 21, 2003 and June 30, 2003

Please read this Supplement carefully and retain it for future reference.

The following paragraph replaces the current information under the heading “How the IDEX Funds are Managed and Organized — IDEX T. Rowe Price Tax-Efficient Growth” on page 26:

The fund is managed by an Investment Advisory Committee. Donald J. Peters serves as chairman. The committee chairman has the day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund’s investment program. Mr. Peters has been managing investments since joining T. Rowe Price in 1993. T. Rowe Price has provided investment advisory services since 1937.